UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 15, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity: 0001785812

UBS Commercial Mortgage Trust 2019-C17

(Exact name of issuing entity)

Central Index Key Number of registrant:  0001532799

UBS Commercial Mortgage Securitization Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0001685185

UBS AG
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0000740906

Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001592182

LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001541468

Ladder Capital Finance LLC

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001654834

Rialto Real Estate Fund III – Debt, LP
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001548567

CIBC Inc.
(Exact name of sponsor as specified in its charter)

New York	333-227784-04	38-4128724 38-4128725 38-7235587
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 713-8832

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02. Change of Servicer or Trustee.

The Grand Canal Shoppes Mortgage Loan, which constituted approximately 6.2% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of July 1, 2019, relating to the Morgan Stanley Capital I Trust 2019-H7 filed as Exhibit 4.2 to the Current Report on Form 8-K filed on October 15, 2019 (the “MSC 2019-H7 PSA”).  Effective June 15, 2020, pursuant to Section 7.01 of the MSC 2019-H7 PSA, LNR Partners, LLC was removed as special servicer of the Grand Canal Shoppes Mortgage Loan and Situs Holdings, LLC (“Situs Holdings”), a Delaware limited liability company, was appointed as the successor special servicer of the Grand Canal Shoppes Mortgage Loan under the MSC 2019-H7 PSA.

                Effective as of June 15, 2020, the Grand Canal Shoppes Mortgage Loan will be specially serviced, if necessary, pursuant to the MSC 2019-H7 PSA by Situs Holdings.

                The Grand Canal Shoppes Special Servicer

Situs Holdings has been appointed by CPPIB Credit Investments II Inc., a Canadian corporation with foreign jurisdiction (“CPPIB”), the Controlling Noteholder for the Grand Canal Shoppes Whole Loan, to serve as the special servicer for the Grand Canal Shoppes Whole Loan pursuant to (i) the MSC 2019-H7 PSA and (ii) the Agreement Between Noteholders (the “Intercreditor Agreement”) dated as of July 3, 2019, originally between Morgan Stanley Bank, N.A., a national banking association, as Note A-1 Holder, Wells Fargo Bank, National Association, a national banking association, as Note A-2 Holder, JPMorgan Chase Bank, National Association, a national banking association, as Note A-3 Holder, Goldman Sachs Bank USA, a New York State chartered bank, as Note A-4 Holder, and CPPIB, as Note B Holder, which MSC 2019-H7 PSA and Intercreditor Agreement currently governs the servicing of the Grand Canal Shoppes Whole Loan. Situs Holdings’ controlling ownership interest is collectively held by the Trident VI Funds and Trident VII Funds (which “Trident VI Funds” include Trident VI, LP, Trident VI Parallel Fund, LP, Trident VI DE Parallel Fund, LP, and Trident VI Professionals Fund, LP and which “Trident VII Funds” include Trident VII, LP, Trident VII Parallel Fund, LP, Trident VII DE Parallel Fund, LP, and Trident VII Professionals Fund, LP) all of which are managed by Stone Point Capital LLC (“Stone Point”), an investment adviser registered with the U.S. Securities and Exchange Commission.  Stone Point is a financial services-focused private equity firm that has raised and managed eight private equity funds over 25 years, with aggregate committed capital of more than $25 billion. Stone Point has invested in over 100 companies and targets investments in the global financial services industries, including investments in companies that provide outsourced services to financial institutions, banks and depository institutions, asset management firms, insurance and reinsurance companies, insurance distribution and other insurance-related businesses, specialty lending and other credit opportunities, mortgage services companies and employee benefits and healthcare companies. A minority interest in Situs Holdings is held by Port-aux-Choix Private Investments Inc., a Canadian pension fund managed by The Public Sector Pension Investment Board (“PSP”).  PSP is one of Canada’s largest pension investment managers investing in funds for the pension plans of the Public Service, the Canadian Armed Forces, the Royal Canadian Mounted Police and the Reserve Force.  Initially capitalized terms used but not defined herein shall have the meanings set forth in the MSC 2019-H7 PSA.

The principal executive office of Situs Holdings is located at 5065 Westheimer, Suite 700E, Houston, Texas 77056 and its telephone number is (713) 328-4400.  Situs Holdings maintains its principal special servicing office at 101 Montgomery Street, Suite 2250, San Francisco, California 94104.

Situs Holdings has a current Special Servicer rating of “CSS2-” from Fitch and is on S&P’s Select Servicer list as a United States Commercial Mortgage Special Servicer ranked “Above Average.”  Situs Holdings is approved by Moody’s as a special servicer for CMBS and single-family rental transactions. KBRA has reviewed Situs Holdings as a special servicer and has deemed Situs Holdings to possess the necessary capabilities and attributes necessary to satisfy the minimum requirements to meet its contractual obligations and the Servicing Standard in accordance with industry practices. As of March 31, 2020, Situs Holdings is also the named operating advisor for 21 CMBS transactions with an aggregate outstanding principal balance of approximately $17.85 billion.

Situs Holdings and its affiliates (collectively, “Situs”) are involved in the real estate advisory business and engages principally in:

•      Real estate consulting

•      Primary servicing

•      CMBS/CLO special servicing

•      Asset management

•      Commercial real estate valuation

•      Due diligence and underwriting

Since 1985, Situs has provided commercial real estate advisory, due diligence and business solutions to the lending and real estate industries.  Situs has major offices located across the U.S. in San Francisco, New York, and Houston as well as offices in London and Frankfurt.  Situs provides services to financial institutions investors and servicers as well as to agencies of the United States government.

The table below sets forth information about Situs’ portfolio of securitized specially serviced loans as of the dates indicated below:

Special Servicing	12/31/2017	12/31/2018	12/31/2019	03/31/2020
CMBS Pools (excluding SFR)	19	22	60	74
By Approximate Number	1,159	1,220	1,912	1,830
Named Specially Serviced Portfolio By Approximate UPB(1)	$9,390,884,743	$11,988,515,043	$29,654,019,596	$32,558,263,186
Actively Specially Serviced Portfolio By Number of Loans(2)	14	12	3	13
Actively Specially Serviced Portfolio By Approximate UPB(2)	$181,792,953	$138,318,128	$12,523,226	$993,901,349

SFR Pools	6	3	6	7
By Approximate Number	153	249	512	630
Named Specially Serviced Portfolio By Approximate UPB(1)	$2,423,291,984	$547,140,715	$1,410,421,511	$1,724,340,348
Actively Specially Serviced Portfolio By Number of Loans(2)	5	7	17	21
Actively Specially Serviced Portfolio By Approximate UPB(2)	$9,314,191	$11,115,151	$26,206,600	$30,668,597

•

(1)   Includes all securitized loans in Situs’ portfolio for which Situs is the named special servicer, regardless of whether such loans are, as of the specified date, specially-serviced loans.

(2)   Includes only those securitized loans in the portfolio that, as of the specified date, are specially-serviced loans.

As of March 30, 2020, Situs had 50 personnel involved in the asset management and special servicing of commercial real estate assets, of which 6 were dedicated to the special servicing business unit.  As of March 31, 2020, Situs specially serviced a portfolio, which included approximately 37 loans throughout the United States with a then current face value in excess of $1.027 billion, all of which are commercial or multifamily real estate assets.  As of March 31, 2020, Situs had 59 personnel involved in the primary/master servicing of commercial real estate, all of which are commercial or multifamily real estate assets.

Those commercial real estate assets included mortgage loans secured by the same types of income producing properties as those securing the Grand Canal Shoppes Whole Loan.  Accordingly, the assets that Situs services, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real property securing the Grand Canal Shoppes Whole Loan for tenants, purchasers, financing and so forth.

Situs has developed policies and procedures for the performance of its servicing and special servicing obligations in compliance with applicable servicing criteria set forth in Item 1122 of Regulation AB, including managing delinquent loans and loans subject to the bankruptcy of the borrower.  Situs has recognized that technology can greatly improve its performance as a servicer and special servicer, and Situs’ infrastructure provides improved controls for compliance with pooling and servicing agreements, loan administration and procedures in workout/resolution.

Situs Holdings occasionally engages consultants to perform property inspections and provide certain asset management functions.  Situs Holdings does not have any material primary advancing obligations with respect to the CMBS pools as to which it acts as servicer and/or special servicer and accordingly Situs Holdings does not believe that its financial condition will have any adverse effect on the performance of its duties under the MSC 2019-H7 PSA, nor any material impact on the loan performance or the performance of the Certificates.

Situs Holdings will not have primary responsibility for custody services of original documents evidencing the mortgage loans for which it is special servicer.  On occasion, Situs Holdings may have custody of certain of such documents as necessary for enforcement actions involving the Grand Canal Shoppes Whole Loan or otherwise.  To the extent that Situs Holdings has custody of any such documents, such documents will be maintained in a manner consistent with the servicing standards set forth in the MSC 2019-H7 PSA.  There are currently no legal proceedings pending; and no legal proceedings known to be contemplated by governmental authorities, against Situs or of which any of its property is the subject, which is material to the holders of the Certificates.

No securitization transaction involving commercial or multifamily mortgage loans in which Situs was acting as servicer and/or special servicer has experienced an event of default as a result of any action or inaction performed by Situs as special servicer.  In addition, there has been no previous disclosure of material non-compliance with servicing criteria by Situs with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which Situs was acting as servicer and/or special servicer.

From time to time, Situs and its affiliates are parties to lawsuits and other legal proceedings arising in the ordinary course of business.  Situs does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to serve as servicer and/or special servicer.

Situs is not an affiliate of the depositor, the issuing entity, the sponsors/mortgage loan sellers (other than Rialto Real Estate Fund III – Debt, LP), the originators (other than Rialto Real Estate Fund III – Debt, LP), servicers (other than Rialto Capital Advisors, LLC, the special servicer), sub-servicer, the master servicer, the trustee, the certificate administrator, the custodian, the operating advisor or the asset representation reviewer.  Situs is affiliated, through common control by Stone Point, with (i) Rialto Capital Advisors, LLC, the special servicer, (ii) Rialto Real Estate Fund III – Debt, LP, a mortgage loan seller, (iii) RREF III-D UBSCM 2019-C17 MOA-HRR, LLC, the holder of an “eligible horizontal residual interest”, the directing certificateholder and the current holder of the Class NR-RR certificates, (iv) RREF III-D UBSCM 2019-C17 MOA, LLC, the holder of an “eligible vertical interest” and the risk retention consultation party, and (v) RREF III-D UBSCM 2019-C17, LLC, which currently holds the Class G, Class X-F, Class X-G, and Class Z certificates.

Except as disclosed in the preceding paragraph, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm’s length transaction with an unrelated third party—apart from the subject securitization transaction—between Situs, on the one hand, and the depositor, the master servicer, the special servicer, the trustee, the certificate administrator and the sponsors of the UBS 2019-C17 securitization, on the other hand, that currently exist or that existed during the past two (2) years and that are material to an investor’s understanding of the certificates. The depositor, the master servicer, the special servicer, the trustee, the certificate administrator and the sponsors of the UBS 2019-C17 securitization may maintain banking and other commercial relationships with Situs Holdings and its affiliates.

From time to time, Situs Holdings and/or its affiliates may purchase or sell securities, including CMBS certificates. As of the date hereof, except as disclosed above, neither Situs Holdings nor any of its affiliates holds any certificates issued by the issuing entity or any other economic interest in this securitization other than its right to special servicer compensation as described in the MSC 2019-H7 PSA. However, Situs Holdings, or its affiliates, may from time to time acquire additional certificates pursuant to secondary market transactions. Any such party will have the right to dispose of such certificates at any time.

Situs Holdings may enter into one or more arrangements with any party entitled to appoint or remove and replace a special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, Situs Holdings’ appointment as a special servicer and limitations on such person’s right to replace Situs Holdings as a special servicer.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBS Commercial Mortgage Securitization Corp.
(Depositor)
Date: June 15, 2020
	By:	/s/ David Schell
Name: David Schell
Title: Managing Director

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President